American Century Investment Trust Prospectus and Summary Prospectus Supplement Core Plus Fund
Supplement dated June 25, 2015 ■ Prospectus dated July 28, 2014

The following language is added as the seventh paragraph of the Principal Investment Strategies section on page 3 of the statutory prospectus and page 2 of the summary prospectus:
To gain exposure to certain segments of the fixed income market, the fund may invest in other American Century funds (affiliated funds).
The following language is added as the eighth paragraph of the What are the fund's principal investment strategies? subsection on page 7 of the statutory prospectus:
To gain exposure to certain segments of the fixed income market, the fund may invest in other American Century funds (affiliated funds) as permitted under the Investment Company Act of 1940, or any regulations or exemptive relief thereunder.
The following language is added as the fifth paragraph of The Investment Advisor subsection on page 10 of the statutory prospectus:
The advisor will waive a portion of the fund's management fee equal to the expenses attributable to the management fees of the American Century fund(s) in which the fund invests. The amount of this waiver will fluctuate depending on the fund's daily allocations to other American Century funds. This waiver is expected to remain in effect permanently and it cannot be terminated without the approval of the Board of Trustees.

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